Legacy EdTech

Business Strategy and Nasdaq Uplist Plan

OTCQB: LEAI

Mar 2022

LEGACY
Education Alliance, Inc.

Websites

- legacyeducationalliance.com
- club.legacyeducation.com
- legacydegree.com
- legacyopenlibrary.org
- myeliteportal.com
- youtube.com/EliteLegacyEducation

Forward Looking Statement

This presentation has been prepared by Legacy Education Alliance, Inc. (the 'Company') and includes information from sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice. This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements". These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the Company's control. Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under "Risk Factors" in our Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on April 9, 2021 for the year ended December 31, 2020. This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks involving our company. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see the Company's Form 10-K, filed on April 9, 2021, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security.

LEAI Update Rebuilding Platform for Financial Education and EdTech/Degree Completion

Legacy's Mission is consistent with the maxim:
Do well by doing good

This includes allowing our shareholders
To participate in our success as we
Implement our vision

Public Vehicle: EdTech /
Degree Completion Focus

Legacy Elite Spin Off: Restructure and Rebuild
- Access capital with a vision to relaunching on Nasdaq

- LEAI has not had material trading liquidity in years.
- Restructuring is needed to unleash the value of the public platform.
- To facilitate a Nasdaq uplisting, LEAI plans to:
  - Clean its balance sheet by completing spinoff of existing business
  - Acquire synergistic business with positive earnings
  - Engage investment banker to execute on Nasdaq uplisting and financing transaction

LEAI Infrastructure Building on 25-year investment in people and systems

People

With a 20 person core team and Philipines call center we can rebuild a global education business,

But this time focus on profitability and digital delivery

Systems

Legacy has invested over $10 mm in Oracle Netsuite ERP software infrasture to manage over $700 mm in sales



What the Rich Teach Their Kids About Money —That the Poor and Middle Class Do Not!
RICH DAD
POOR DAD
ROBERT T. KIYOSAKI

Many of our students begin their journey to financial independence at a Free–Preview Workshop, next attending 3-Day Basic Training classes followed by Elite Training classes and mentorship programs that can be customized to each individuals needs and learning styles.



Revenue by Segment (in Millions)
80
60
40
20
0
$57.1
$58.2
$21.5
$17.7
$19.1
$13.3
North America
U.K.
Other Foreign Markets
FY Ended 2017
FY Ended 2016

Basic and Advanced Level Trainings Courses Are Delivered Via:

Live Classroom **Live Online** **On-Demand** **1-on-1 Mentoring & Coaching**

Course Offerings (partial list)



BANK
BUSINESS FINANCING AND FACTORING
REAL ESTATE FINANCING
Discount Notes
Foreclosure
Strategies
MOBILE HOMES
F.A.C.T
H.I.T.S
OPTIONS
MASTER TRADER
FOREX
Elite FOREX

Elite
LEGACY EDUCATION

Corporate Restructuring to Build Shareholder Value

LEAH: Existing Seminar Business

Approved by Shareholders

Spin Off to LTP

Licensing and operating agreement

LEGACY
Education Alliance, Inc.

OTC: LEAI

Restructuring business to leverage Legacy intellectual property for the benefit of investors, students and employees

$5 mm Debenture to LTP

Legacy EdTech — Online Degree Business build on edX platform in partnership with Coopersmith Career Ed

COMINGSOON

Legacy BlockChain — Block Chain Education and application to real estate investment

Legacy Crowd — Leverage Legacy network to extend real estate investment to small company investing

Legacy Club — Legacy is building an investor club platform to monetize its network and fund a significant investment in digital marketing

Legacy Education Alliance, INC. and Subsidiaries consolidated Balnce Sheets

(Unaudited)

(In thousands, excepts share data)

	Dec 31, 2020
Accumulated deficit	35,618
Total stockholder's deficit	23,636

Total Liabilities: $30 mm
Tax Expense: $3.9 mm
Accounts Payable: $2.8 mm
Net Cash Used in Ops: $7.0 mm

Source: LEAI 10K, 2020


NASDAQ CONGRATULATES
SAGALIAM
ACQUISITION CORP
ON THEIR IPO!
SAGA NasdaqListed
Nasdaq


NASDAQ
WELCOMES
AMERI HOLDINGS, INC.
NOVEMBER 27, 2017
Ameri100
AMRH NasdaqListed
Nasdaq

Executive Management

Future



Foundations



MERRILL
A BANK OF AMERICA COMPANY

McKinsey & Company

HARVARD UNIVERSITY

Goldman Sachs

Massachusetts Institute of Technology

Barry J. Kostiner

Mr. Kostiner is serving as the Chief Executive and Chairman of Sagaliam Acquisition Corp (Nasdaq: SAGAU) and Chief Financial Officer of Sunfire Acquisition Corp (Nasdaq: SUNFU). Additionally, Mr. Kostiner has served as the President of Legacy Tech Partners, LLC (LTP), a microcap-focused EdTech investment vehicle, since February 2021, and has also been a Manager of Capital Markets at Legacy Education Alliance, Inc. (OTCQB: LEAI) since March 2021. Mr. Kostiner joined the Board of Directors of LEAI in May 2021. LEAI has had cumulative education revenues in excess of $500 million over the past decade, prior to the Covid-19 pandemic.

Mr. Kostiner was the CFO of Ameri Holdings Inc. (Nasdaq: AMRH) from October 2018 through December 2020. The operations of AMRH, including its global IT services business focused on SAP with operations in both the US and India, was acquired by management, with the residual Nasdaq vehicle acquired by Enveric Biosciences (Nasdaq: ENVB), an evidence- based cannabinoid pharma company focused on palliative therapies for cancer patients. Mr. Kostiner has been a consultant to ENVB since January 2021. From May 2016 through October 2018, Mr. Kostiner was a consultant to Cypress Skilled Nursing, a healthcare facility operator and from May 2017 through October 2018 he was a consultant to LinKay Technologies Inc., an artificial intelligence incubator with a portfolio of intellectual property focused on AI and LiDAR / geospatial technology, with research staff in India and New York. Mr. Kostiner's 20-year career in energy includes eight years at Goldman Sachs and Merrill Lynch and their affiliates, with a focus on energy trading and portfolio management, as well as serving as the CEO of an oil & gas SPAC (Nasdaq: PGRI) from 2005 through 2009.

Mr. Kostiner earned a Bachelor's of Science degree in Electrical Engineering with a minor in history, and a Master's of Science in Operations Research from MIT. His thesis on the mathematics of electric industry deregulation was sponsored by Harvard's Kennedy School of Government.

legacyeducationalliance.com · sagaliam.com

LEAI Update

Rebuilding Education Platform in a Digital World

- ***Digital Marketing:*** we are launching a focused strategy of both monetization of advertising, converting leads, and organic marketing through active creation of quality content
- ***Sales:*** We will pursue sales through both hands-on education, government and non-profit channels, as well as social media platforms
- **Content:** We are developing high end content for our subscription clients, while still delivering free content to compete with the lowest price competitors

- Paraphrasing Adam Aron, CEO of AMC Entertainment, at a diversity conference:
  "In today's world I still do quarterly earnings calls and investor conferences, but my primary investor audience is on Twitter and other social media platforms."

LEAI Strategy

Digital Implementation

- Legacy has retained Maxxed Studio and Quantum Media to build its social media and digital marketing strategy

- On 20 Jan 22, Legacy announced its first step in relaunching its focus on trading and financial education through a marketing agreement with The Cash Flow Academy and Andy Tanner,
  Robert Kiyosaki's Rich Dad Advisor for Stocks and Paper Assets

New product offerings under development:

- ***Legacy Degree:*** online degree completion, professional development for law enforcement and health care, vocational training, blockchain and cybersecurity

Acquisition Strategy

***Leverage Stock as Currency:* Legacy will build shareholder value through acquisitions in addition to organic growth**

Opportunity Identification → **Due Diligence** → **Negotiation Financial Structuring** → **Regulatory** → **Financing** → **Technology Deployment** → **Operations**

Acquisitions: Identify EdTech acquisitions and investment opportunities

- Identify destressed business and partner with knowledge leaders to identify, negotiate and close acquisitions that results in the profitable development / restructuring of EdTech businesses.
- *Thesis:* Early appreciation for the magnitude of the EdTech opportunity has resulted in a huge influx of capital into businesses that have no realistic financial model for success. Substandard EdTech businesses will become distressed without a plan for profitable revenue generation.
- Additionally, old school 3rd tier education institutions will be unable to compete if they do not adapt.

Affiliate Technology Implementation and Staffing Businesses:

- Use education platform to lever student database for affiliate businesses.
- Work with students, in-house and offshore technology teams to develop block chain, trading and telehealth technologies.
- Partner in creation of global job placement / staffing business.

Identifying the Opportunity

7% of undergrads
= 2.2 mm
and 12% of grads
= 800k
3 mm students are fully online

$1.6 Trillion of student debt
***
Students (and parents and employers) are beginning to ask:

What am I getting?

2021-22	Public Two-Year In-District	Public Four-Year In-State	Public Four-Year Out-of-State	Private Nonprofit Four-Year
Tuition and Fees	3,800	10,740	27,560	38,070
Room and Board	9,330	11,950	11,950	13,620
Percentage of Students Enrolled Full Time	35%	80%	80%	82%

Source: Trends in College Pricing and Student Aid 2021, New York: College Board

- *High cost of university education.*
  - The average 4-year degree costs in excess of ***$80,000***
- *Enormous debt burden.*
  - 45 million Americans are in student debt and owe a total of more than ***$1.64 trillion***. (avg over $36k/person)
- Students often have no practical path towards a career plan / return on investment
- Even where students have no out of pocket expenses due to financial aid, they are usually left with substantial debt.

Market Segmentation:
Partnership with colleges to reach off-track students

Figure 23.1. Graduation rates from first institution attended for first-time, full-time bachelor's degree-seeking students at 4-year postsecondary institutions, by race/ethnicity and time to completion: Cohort entry year 2010



Percent
100
80
60
40
20
0
Total 60 4 15 41
White 64 4 15 45
Black 40 5 14 21
Hispanic 54 6 17 32
Asian 74 6 18 50
Pacific Islander 51 5 16 31
American Indian/ Alaska Native 39 4 12 23
Two or more races 60 4 16 39
Graduation within 6 years
Graduation within 5 years
Graduation within 4 years
Race/ethnicity

NOTE: Data are for 4-year degree-granting postsecondary institutions participating in Title IV federal financial aid programs. Graduation rates refer to students receiving bachelor's degrees from their initial institutions of attendance only. The total includes data for persons whose race/ethnicity was not reported. Race categories exclude persons of Hispanic ethnicity. Although rounded numbers are displayed, the figures are based on unrounded data.
SOURCE: U.S. Department of Education, National Center for Education Statistics, Integrated Postsecondary Education Data System (IPEDS), Winter 2016–17, Graduation Rates component. See *Digest of Education Statistics 2017*, table 326.10.

Source: https://nces.ed.gov/programs/raceindicators/indicator_red.asp

- Colleges are sensitive to their graduation rate statistics
- Our overall strategy of providing guidance to free resources with accelerated time to completion and ultra-low cost for degree completion potentially puts Legacy on a path towards conflict with traditional educational institutions
- Partnering with colleges on reaching students who have not completed their degrees is a win-win that makes everyone look good

Focus:
- Career path planning
- Active engagement with social workers / guidance counselors
- Creating a network of students to help each other with motivation and completion

Whereas colleges are judged harshly for their poor completion rates, each student that we succeed in getting back on track will be viewed as a major victory

- **145k incomplete out of 288k Maryland Students**
- **Identify professional career paths and Reconnect with off-track students**

Our Solution

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Illustration: **Goodwill Mission**

Goodwill® works to enhance the dignity and quality of life of individuals and families by strengthening communities, eliminating barriers to opportunity, and helping people in need reach their full potential through learning and the power of work.

Legacy is building its online degree business on the Coopersmith platform, with over 15,000 students having completed their degrees and career plans

- ***Lead in cost and time***
  Hybrid online education.
  "4 year" degree for under $10,000 in less than 18 months.

- ***Build community to overcome online negatives***
  Establish network of tutors, career guidance counselors, and marketers to give students video and in-person guidance.

- ***Focus on career path and life goals***
  Partner with professional programs such as accounting, social work, abuse counseling, and nursing.

At under $10k for a full Bachelor's degree, we are a cost leader

5% market share (150k students / year) would enerate revenue in excess of $150 mm / year

Business Model

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

MITx IMPACT BY THE NUMBERS

807	4.4M	9,587,623	222,943
TOTAL COURSE RUNS	UNIQUE LEARNERS	TOTAL REGISTRATIONS	CERTIFICATES ISSUED

MIT admits approximately 2,500 students each year (undergrad and grad combined)

Millions of Chinese and Indian students enjoy MITx and Harvard content for free

We can provide an accredited bachelors degree for $10k and guidance to access the best free educational resources in the world together with a path to a professional degree and a career

- **Online Degree Revenue Model**
  - 120 credits required for Bachelors degree
  - Up to 114 credits may be taken through Legacy to receive degree from accredited online university
  - $50 / credit charged to students; approximately 50% retained by Legacy from partner relations
  - Private foundation grants
- **Fees from professional programs and job recruiters**
- **Initial Markets**
  - Mental health clinics
  - Inner city high schools and community colleges
  - Foreign Students
- **Guidance on high quality FREE education resources:** legacyopenlibrary.org

Focus of Public Listing:
Leverage EdTech & Real Estate business to Create Investment Platform and Nasdaq listings

Building Wealth with Legacy

Investing in Relationships

Legacy has touched over 15mm Students and Investors

Legacy is building an investor club platform in parallel with the EdTech business to monetize its network and fund a significant investment in digital marketing and content to expand our penetration

Legacy is launching the Legacy Building Wealth Club

BW LEGACY BUILDING WEALTH CLUB

The Goal of the LEGACY BUILDING WEALTH CLUB is to provide young, intermediate and serial real estate investors with access to resources and networking that will help them achieve their goals faster.

- The Club will be devoted to help investors become financially independent through real estate by providing a social network and guidance.
- Through personalized education programs, mentoring and social networking, Legacy's business vision is to facilitate success in our students' career, investment and entrepreneurship journeys.


2500
1.51
2,500
4,567
2,315
7,325

Testimonials

- *“Throughout this bachelor's program, I have learned so much in different areas. It’s been a real learning experience. Especially in this writing program, I learned techniques and ideas that helped me be aware of how to improve my writing in different ways. I just wanted to tell you thank you. I feel I gained a lot from the lessons and research ideas. The insight, awareness, and practical guidelines have improved my writing in general. Thank you." – N.G.*

- *"Just wanted to say thank you so much for your videos!! You're such a good teacher…I understood everything you taught right away!!! I was supposed to go to a tutor but I didn’t have to because the videos were so clear and thorough…thank you so much!" – M.G.*

- *"I took your Business Writing course a couple of months ago. At that time, I was working at a half day job and moving towards a career in speech therapy. I studied for the test just in order to get credits; I didn’t think business would have anything to do with me. Two and a half weeks ago I began a second job, in an office doing real estate management. I just want to thank you for your course in business writing. It opened my eyes a bit to working in the business world and gave me some helpful tips on how to be more efficient and professional. (For example, keeping communication with a superior short and simple, always speaking in a positive way instead of apologizing, etc.) Thank you very much for your help and may you continue to see much hatzlacha in all the wonderful work you do!" – Y.F.*

- *"I just want to let you know that I really enjoy the lessons, and the exams. They are really easy to follow." – C.S.*

Where they went

BELLEVUE UNIVERSITY

EXCELSIOR COLLEGE

THOMAS EDISON STATE UNIVERSITY

SUNY EMPIRE STATE COLLEGE

TOURO COLLEGE & UNIVERSITY SYSTEM

NEW YORK INSTITUTE OF TECHNOLOGY

University of CINCINNATI

AGM UNIVERSITY

NSU NOVA SOUTHEASTERN UNIVERSITY

Target Acquisition Coopersmith Income Statements

By layering digital marketing and national relationships on top of a profitable niche player,

Legacy intends to build a profitable business in a space dominated by cash burn.

Coopersmith launches Legacy on a path of assembling accretive EdTech acquisitions.

Expected to close within 1 year.

Ordinary Income/Expense Income	2021	2020
Interest Income	433.57	2160.50
Sales	1,651,459.52	1,943,492.56
Total Income	1,651,893.09	1,945,653.06
Cost of Goods Sold		
Language Exams	0.00	15,760.00
Website	63,252.53	71,418.29
Development Courses	235,181.66	270,791.11
Evaluator	9,875.00	19,000.00
Grading	141,098.20	75,553.00
Transcripts	63,079.00	54,400.00
Total COGS	512,486.39	506,922.40
Gross Profit	1,139,406.70	1,438,730.66
Total Automobile Expense	7,397.08	5,831.19
Total Computer and Internet Expenses	3,943.34	14,357.58
Total Development Expense	500.00	0.00
Total Insurance Expense	12,965.70	16,706.00
Total Professional Fees	89,735.91	94,779.45
Referal Program	75.00	915.60
Reimburesment Expense	8,256.59	2,178.00
Rent Expense	3,000.00	0.00
Retirement Plan	400,000.00	0.00
Total Taxes	176,287.45	126,725.60
TeleComunications Expense	2,445.48	0.00
Travel Expense	11,538.46	7,669.13
Total Expense	1,150,020.79	740,427.67
Net Ordinary Income	(10,614.09)	698,302.99
Net Income	**(10,614.09)**	**698,302.99**



Appendix

Data and Resources

SEC Filing History Turning the Ship

We have been investing time and capital in reinventing and funding the Legacy education platform

SEC filings:
https://www.sec.gov/edgar/browse/?CIK=1561880&owner=exclude

Strategery Implementation

10 Jan 22 Registration of 42 mm shares
https://www.sec.gov/Archives/edgar/data/0001561880/000149315222000863/0001493152-22-000863-index.htm

https://www.sec.gov/Archives/edgar/data/0001561880/000149315222000529/0001493152-22-000529-index.htm

16 Jun 21 EdTech Strategy / Spinoff Presentation
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021032731/0001213900-21-032731-index.htm

12 Mar 21, item 6, LTP Financing and Spin Off Term Sheet
https://www.sec.gov/Archives/edgar/data/1561880/000121390021015157/ea137574ex10-5_legacyedu.htm

1 Jun 21 Spinoff Proxy
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021030251/0001213900-21-030251-index.htm

Funding History

11 nov 21, Mayer & Associates 140 mm share equity financing agreement – 20 mm shares free, 120 mm shares @$0.0583 = $7 mm
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021061626/0001213900-21-061626-index.htm

2 Sep 21, GLD Debenture = $1 mm, $500k funded @ $0.05/share with $0.05 warrant
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021046378/0001213900-21-046378-index.htm

12 mar 21 LTP Debenture = $5 mm, $675k funded @ $0.05/share with $0.05 warrant
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021015157/0001213900-21-015157-index.htm

27 apr 21, PPP - $1.9 mm, Crossriver Bank
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021023134/0001213900-21-023134-index.htm

5 may 20 PPP - $1.9 mm, Pacific Premier Bank
https://www.sec.gov/Archives/edgar/data/0001561880/000121390020010747/0001213900-20-010747-index.htm

Partnership with Accredited College:

Coopersmith Degree Completion: How it works

Students can get a head start by transferring in college credits they may have already earned from sources such as previous college attendance, AP courses in high school, etc.

The student needs 120 credits all together other. Most of these are general requirements and can come from any source.

The AGMU general education requirements are:

- Six credits (two courses) in English
- One course in English with a writing component
- Six credits in communications
- Six credits in humanities or social sciences
- One course in ethics or philosophy
- Three credits in history
- Six credits in social science
- Six credits in science, health, or fitness
- Three credits in math
- Three credits in computers

In addition, students need seven courses (21 credits) in a specific concentration, from which you can choose psychology, education, or business. These courses must be provided by Coopersmith.

With over 100 courses, Coopersmith offers a wide selection to fulfill all required general education courses and a broad selection of electives to reach 114 credits for transfer to AGM University.

Advisors collect transcripts from student's previous source of credits and create a plan for degree completion from the start. This roadmap guides the student course by course until 114 credits are completed.

At 114 Coopersmith presents student records to AGM University and student enrolls in AGM University for the remaining 2 courses for a total of 6 credits. These are 2 consecutive capstones each one lasts for 2 months, 4 months in total. These two capstone courses at AGM University, are entirely online instructor-led courses guided by a professor. Both capstones are the same. However, one involves the student choosing any topic that interests the student while the second involves a topic of the student's choosing related to their concentration. Classes meet once weekly and professors are available to additionally assist by email/phone/Zoom.

Partnership with Accredited College:

Cost and Advisor Relationship

At under $10k for a full Bachelor's degree, we are a cost leader

Cost:

- The cost to AGMU is just $2,000, including tuition for the capstone courses, application fees, graduation fees, etc. In addition, $250 is paid to Coopersmith as an advisement fee.
- This is aside from the cost of obtaining the other 114 credits. How much it will cost depends on how many credits the student is able to transfer and. Coopersmith offers courses for just $50 per credit, plus proctoring fees. So even if the student comes in with no transfer credit, the entire bachelor's degree will cost only about $8,500 plus advisory fees.

- We assign you an academic advisor. If you are trying to go from AGM University to a specific graduate program, we will help you integrate prerequisite courses from that specific graduate program into your roadmap.
- You discuss your goals with your advisor, may recommend undergraduate concentrations and graduate programs to you; of course, the final decisions are always up to you
- The advisor reviews your transcripts and prepares with you and for you a map of courses that you can take to complete your degree
- The advisor can also help you choosing courses and with your timelines, though you will have some choice in which course to take and how quickly to take them
- When you order a course, we send you the materials and you take as much or as little time as you need to study the materials
- When ready, we send you instructions on booking and taking the final exams
- Everything is done through our information portal and at your own pace
- When you are ready, we will guide you in applying to AGMU and in taking the capstones. We will work to ensure your place in the capstones.
- Complete the capstones and you've earned your degree; it's as simple as that
  If you choose, your advisor will help you execute your graduate degree plan with AGM University.

Penetration of Online Programs:
Steady Undergrad, Exploding Grad

Undergraduate Online: For-Profit Loss, Nonprofit Gain

Fully Online Undergraduate Students, Fall 2012-17

Type of Institution	2012	2013	2014	2015	2016	2017	Growth 2012-2017	Growth 2016-2017
Public Four-Year	366,675	398,616	445,303	474,105	545,646	590,022	61%	8%
Private Four-Year	261,840	289,449	346,539	387,640	405,420	439,955	68%	9%
For-Profit Four-Year	675,647	613,140	592,823	513,471	467,576	431,683	-36%	-8%
Public Two-Year	657,117	662,821	690,151	717,537	708,887	743,835	13%	5%
Private Two-Year	798	822	814	1,203	17,547	19,723	N/A	N/A
For-Profit Two-Year	21,681	19,322	21,600	10,514	10,035	10,214	-53%	2%
TOTAL	1,983,758	1,984,170	2,097,230	2,104,470	2,155,111	2,235,432	13%	4%
Growth	-	<0.1%	5.6%	0.3%	2.4%	3.7%		

Source: Eduventures analysis of IPEDS data.

11.1% of all undergraduates

13.3%

Fully Online Graduate Students, Fall 2012-17

Graduate	2012	2013	2014	2015	2016	2017	Growth 2012-2017	Growth 2016-2017
Public Four-Year	208,334	221,585	242,551	265,277	291,578	323,909	55%	11.1%
Private Four-Year	204,790	229,823	257,196	279,779	305,653	328,731	61%	7.6%
For-Profit Four-Year	226,014	225,672	225,424	223,812	221,344	216,068	-4.4%	-2.4%
TOTAL	639,138	677,080	725,171	768,868	818,575	868,708	36%	6.1%
Growth	-	5.9%	7.1%	6.0%	6.5%	6.1%		

22.0% of all graduate students

28.9%

LEGACY EDUCATION ALLIANCE, Inc.
OTC: LEAI

Source: encoura Eduventures Research, Richard Garrett, ACT / NRCCUA. Online Higher Education Market Update 2019